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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 27, 2002
                Date of Report (Date of earliest event reported)

                       3-DIMENSIONAL PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                          1-16019                       23-2716487
(State or other jurisdiction of            (Commission         (I.R.S. Employer Identification No.)
incorporation or organization)              File No.)

Three Lower Makefield Corporate Center, 1020 Stony Hill Road, Yardley, PA 19067
               (Address of principal executive offices) (Zip Code)

                                 (267) 757-7200
              (Registrant's telephone number, including area code)

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Item 4.     Changes in Registrant's Certifying Accountant.

         On June 27, 2002, upon the recommendation of the Registrant's audit committee, the Registrant's Board of Directors determined to dismiss the firm of Arthur Andersen LLP ("AA") as the Registrant's independent accountants. The Registrant had engaged AA as its independent accountants on September 24, 2001.

         AA's report on the financial statements of the Registrant for the last fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of AA's engagement, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its report, nor were there any reportable events within the meaning of Item 304 of Regulation S-K.

         On June 27, 2002, upon the recommendation of the Registrant's audit committee, the Registrant's Board of Directors determined to engage the accounting firm of KPMG LLP ("KPMG") to act as the Registrant's independent accountants to audit the Registrant's financial statements, effective June 27, 2002.

         During the Registrant's two most recent fiscal years and the interim period preceding June 27, 2002, the Registrant did not consult with KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant. In addition, the Registrant did not consult with KPMG during the Registrant's two most recent fiscal years and the interim period preceding June 27, 2002, regarding any matter that was the subject of a disagreement or a reportable event.

         The Registrant provided AA a copy of the disclosure included in the original filing of this Form 8-K on July 2, 2002, and attached as Exhibit 16.1 to that filing a copy of AA's letter dated June 28, 2002. The Registrant has been notified by AA that it no longer provides letters confirming whether it agrees or disagrees with disclosures required by this Item. Accordingly, in accordance with Item 304T(b)(2) of Regulation S-K, no such letter is being filed with this Form 8-K/A.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        3-Dimensional Pharmaceuticals, Inc.
                                        (Registrant)

Date: July 18, 2002                     By: /s/ Scott M. Horvitz
                                            -----------------------------
                                            Scott M. Horvitz
                                            Chief Financial Officer